SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential for Use of the Commission
[X] Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                Room Plus, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)



   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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


                                ROOM PLUS, INC.
                              91 Michigan Avenue
                          Paterson, New Jersey 07503

                   ----------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY JULY 3, 1997

                   ----------------------------------------



TO THE SHAREHOLDERS OF ROOM PLUS, INC.

NOTICE IS HEREBY GIVEN that the Annual Shareholders Meeting of Room Plus, Inc. (the "Company") will be held at the offices of the Company at 91 Michigan Avenue, Paterson, New Jersey 07503 on Thursday, July 3, 1997 at 10:00 A.M. Eastern Daylight Savings Time, for the purpose of considering the voting upon:

          1. A proposal to elect seven directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

          2. A proposal to ratify the appointment of Ehrenkrantz Sterling & Co., L.L.C. as the independent public accountants for the Company for the fiscal year ending December 31, 1997.

          3. Such other business as may properly come before the meeting and any adjournment thereof.

These items are more fully described in the attached Proxy Statement, which is hereby made a part of this notice. Only shareholders of record at the close of business on Monday, May 26, 1997 are entitled to notice of and to vote at the meeting or any adjournments thereof.



                                By order of the Board of Directors

                                Theodore Shapiro
                                Corporate Secretary



June 2, 1997




------------------------------------------------------------------------------
                                   IMPORTANT

Whether or not you expect to be present at the meeting, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY as promptly as possible in order to save the Company further solicitation expense. Shareholders of record attending the meeting may revoke their proxies at that time and personally vote all matters under consideration. There is an addressed envelope enclosed with the Proxy for which no postage is required if mailed in the United States.
------------------------------------------------------------------------------

                               ROOM PLUS, INC.

                   ----------------------------------------

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 3, 1997

                   ----------------------------------------


     This Proxy Statement is furnished to the shareholders of Room Plus, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held at the offices of the Company at 91 Michigan Avenue, Paterson, New Jersey at 10:00 A.M. Eastern Daylight Savings Time on Thursday, July 3, 1997.

     The approximate date on which this Proxy Statement and the accompanying Proxy Card are first being set or given to shareholders is June 2, 1997.

                                    VOTING

General

     The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $.00133 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting was May 26, 1997. On the record date, 4,385,000 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. Under New York law, abstentions and broker non- votes will not have the effect of votes in opposition to a nominee, and, therefore, will not affect the outcome of such matter. Approval of all other matters which come before the Annual Meeting, including the ratification of the appointment of Ehrenkrantz Sterling & Co., L.L.C. as independent auditors for the current fiscal year, will require the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

Voting by Proxy

     In voting by proxy with regard to the election of Directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying Proxy Card. All properly executed Proxy Cards delivered by shareholders of the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed Proxy Card will be voted "FOR" the election of all Directors, and to ratify the appointment of Ehrenkrantz Sterling & Co., L.L.C. as the independent public accountants for the Company for the fiscal year ending December 31, 1997. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a Proxy Card bearing a later date, or by voting in person at the Annual Meeting.

     In addition to soliciting proxies through the mail, the Company may solicit proxies through its Directors and employees in person or by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

ELECTION OF DIRECTORS

     Seven Directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until a successor is elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as Directors the seven persons named below as nominees. All of the nominees are current Directors of the Company. Each of the nominees has agreed to serve as a Director, if elected, and the Company believes that each nominee will be able to serve. However, if any nominee declines or is unable to serve as a Director, the persons named as proxies reserve full discretion to vote for the election of any other person as a substitute.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE SEVEN NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

     The following table sets forth certain information for each nominee for election as a Director.

                                                                                     Director
Name                         Age     Principal occupation                              Since
----                         ---     --------------------                              -----

Marc Zucker                  49       Marc Zucker has been the Chairman of the         1995
                                      Board and Chief Executive Officer of the
                                      Company since March 1995. He was co-
                                      founder of RPF Holding and was its
                                      president from 1982 until its merger with
                                      Bunk Trunk in March 1995. In addition, he
                                      was Vice Presi- dent and General Manager
                                      of Bunk Trunk from its inception in 1984
                                      until the merger with RPF Holding. Prior
                                      to that, Mr. Zucker worked in other areas
                                      of the retail furniture business for 10
                                      years.

Allan Socher                 47       Allan Socher has been the President,             1995
                                      Director of Marketing and a Director of
                                      the Company since March 1995. Mr. Socher
                                      is also the Company's spokesperson in its
                                      extensive television commercials. He was a
                                      Vice-President, Secretary and co-founder
                                      of RPF Holding from 1982 until its merger
                                      with Bunk Trunk in March 1995 and was a
                                      Vice- President and Secretary of Bunk
                                      Trunk from its inception in 1984 until the
                                      merger with RPF Holding. Prior to that,
                                      Mr. Socher worked in other areas of the
                                      retail furniture business for 10 years.

Theodore Shapiro             62       Theodore Shapiro has been the Executive          1995
                                      Vice President, Director of Manufacturing
                                      and a Director of the Company since March
                                      1995. He was one of the original founders
                                      of Bunk Trunk in 1982 and was its
                                      President from inception until the merger
                                      with RPF Holding in March 1995. Mr.
                                      Shapiro had worked in the retail furniture
                                      business for over 12 years before founding
                                      his own retail furniture chain, Mr.
                                      Sandman Furniture, in 1960.

                                           2


                                                                                     Director
Name                         Age     Principal occupation                              Since
----                         ---     --------------------                              -----

Edmund J. McCormick, Jr.      55     Edmund J. McCormick, Jr. has been a               1995
                                     Director of the Company since March 1995.
                                     He has been the Chairman of McCormick &
                                     Company, an international management
                                     consulting firm, since 1985.

Alan Hirschfeld              45      Alan Hirschfeld has been a Director of the        1996
                                     Company since December 1996. Since 1987 he
                                     has been the Executive Vice President, Chief
                                     Financial Officer and a Director of IVC
                                     Industries, Inc., a publicly traded company
                                     that manufactures and distributes vitamins
                                     and nutritional supplements. Prior to that,
                                     Mr. Hirschfeld was a partner in Grossman,
                                     Brown, Weinberg & Lawson, certified public
                                     accountants

Alan Granetz                 52      Alan Granetz has been a Director of the           1996
                                     Company since December 1996. Since 1968 he
                                     has been the Vice President of Granetz Group,
                                     a holding company for real estate ventures
                                     and retail and commercial furniture sales.
                                     From 1988 to the present, Mr. Granetz has
                                     also been the Executive Director of the
                                     Metropolitan Furnishings Association of
                                     New Jersey.

Frank Terzo                  37      Frank Terzo has been a Director of the            1996
                                     Company since December 1996. He was founder
                                     of the New York retail clothing chain,
                                     Nicholas Flynn Men's Club, from 1983 until
                                     1988. From 1987 to May 1996 Mr. Terzo was a
                                     registered representative with a number of
                                     different NASD member firms. He is currently
                                     President of Small Cap. Consulting
                                     International, Inc., a consulting and
                                     investment advisory company which also
                                     invests in small capital market companies.
                                     Mr. Terzo was elected a member of the Board
                                     pursuant to the right of the underwriter of
                                     the Company's IPO to designate one member of
                                     the Board until November 1999, subject to the
                                     Company's good faith approval.


Mr. Zucker and Mr. Socher are brothers-in-law and Mr. Shapiro is the uncle of their spouses.


                      MEETINGS OF THE BOARD OF DIRECTORS
                           AND DIRECTOR COMPENSATION

Director Compensation

           Outside Directors of the Company are currently entitled to receive $500 for attendance at each Board meeting. Non- officer members of the audit committee and the compensation committee are also entitled to receive $500 for attendance at each committee meeting.

Meetings of Board

     The Board of Directors held two meetings after the date of the company's initial public offering in November 1996. All of the Directors attended such meetings.


Committees

     In December 1996 the Board created an audit committee, initially consisting of Alan Hirschfeld and Frank Terzo. Such committee has the authority to consult with the Company's officers regarding the appointment of independent public accountants as auditors, discuss the scope of the auditor's examination, review financial statements and make recommendations to the Board relating to such matters. There were no meetings of the audit committee held in 1996.

     In December 1996 the Board also created a compensation committee, initially consisting of Alan Hirschfeld, Edmund McCormick and Marc Zucker. Such committee has the authority to review, approve and recommend to the Board the compensation of and the terms and conditions of incentive bonus plans or stock option plans applicable to corporate officers and key management personnel and to review and approve any employment contracts between the Company and its corporate officers and key management personnel. There were no meetings of the compensation committee held in 1996.



                               EXECUTIVE OFFICERS

     Executive Officers are elected by the Board of Directors and serve until their successors are chosen and qualified and may be removed at any time by the affirmative vote of a majority of the Board of Directors. The executive officers of the Company as of May 15, 1997 are listed below:

     Name           Age    Position with Company
     ----           ---    ---------------------

Marc Zucker         49     Chairman of the Board and Chief Executive Officer
Allan Socher        47     President, Director of Marketing
Theodore Shapiro    62     Executive Vice President, Director of Manufacturing
William Halpern     42     Chief Financial Officer

     For information on the business experience of Messrs. Zucker, Socher and Shapiro see "Election of Directors" above.

     William Halpern, CPA, has been the Chief Financial Officer of the Company since March 1995. Prior to that, Mr. Halpern was Chief Financial Officer of Bunk Trunk and RPF Holding from December 1989 until their merger in March 1995. Prior to that, he served for over 12 years in diversified financial positions with several corporations, including Xerox Corporation, Colt Industries and Household International. He holds a BA degree in accounting from Brooklyn College.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each Director of the Company, each person named in the Summary Compensation Table, and all Directors and executive officers of the Company as a group as of May 15, 1997. Unless otherwise indicated, the Company believes that the persons named in the table below, based on information furnished by such owners, have sole voting and investment power with respect to the Common Stock beneficially owned by them, subject to community property laws, where applicable.

                                        Number of Shares of   Percent Ownership
Name and Address of                        Common Stock       of  Common Stock
Beneficial Owner                        Beneficially Owned       Outstanding
-------------------------------         ------------------    -----------------

Marc Zucker                                  701,668(1)                16%
91 Michigan Avenue
Paterson, NJ 07503

Allan Socher                                 701,666(2)                16%
91 Michigan Avenue
Paterson, NJ 07503

Theodore Shapiro                             701,666(3)                16%
91 Michigan Avenue
Paterson, NJ 07503

Edmund J. McCormick, Jr.                      70,000(4)               1.6%
91 Michigan Avenue
Paterson, NJ 07503

Frank Terzo                                  490,000(5)                11.4%
26 Tunnel Street
Floral Park, NY 11011

Alan Hirschfeld                                2,000                    0%
500 Hallsmill Road
Freehold, NJ 07728

Alan Granetz                                       0                    0%
205 West Main Street
Somerville, NJ 08876

Swan Alley (Nominees) Limited(6)             775,000(7)                17.7%
40 Queen Street
London ECR IDD England

Kirlin Holding Corp.                         234,687(8)                 5.4%
6901 Jericho Turnpike
Syosset, NY 11791

All Directors and Officers as a Group      2,667,000(9)                60.8%
  (7 Persons)

--------------

(1) Includes currently exercisable warrants to purchase 250,000 shares of Common Stock.

(2) Includes currently exercisable warrants to purchase 250,000 shares of Common Stock.

(3) Includes currently exercisable warrants to purchase 250,000 shares of Common Stock.

(4) Includes currently exercisable options to purchase 25,000 shares of Common Stock.

(5) Includes currently exercisable warrants of Small Cap. Consulting International, Inc. to purchase 240,000 shares of Common Stock. Frank Terzo is the President, sole director and sole stockholder of Small Cap. Consulting International, Inc.

(6) Swan Alley (Nominees) Limited is an entity formed to acquire and hold securities for customers of Astaire & Partners Limited ("Astaire"), a member of the London Stock Exchange. Based upon information provided to the Company by Astaire, none of the customers of Astaire is the beneficial owner of more than 5% of the Company's outstanding Common Stock.


(7) Includes currently exercisable warrants to purchase 500,000 shares of Common Stock.

(8) Includes (i) 219,375 shares of Common Stock owned by Kirlin Holding Corp. and its wholly owned subsidiary, Kirlin Securities, Inc. (collectively, "Kirlin"), (ii) 5,312 shares of Common Stock owned by David Lindner, the Chief Executive Officer of Kirlin, and (iii) currently exercisable warrants to purchase 10,000 shares of Common Stock.

(9) Includes an aggregate of 1,015,000 shares of Common Stock issuable upon exercise of outstanding options and warrants.


                             EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid by the Company to, as well as any other compensation paid to or earned by, the Chairman and Chief Executive Officer of the Company and those executive officers compensated at or greater than $100,000 for services rendered to the Company in all capacities during the fiscal year ended December 31, 1996.



                           SUMMARY COMPENSATION TABLE


                                                        Annual Compensation
Name of Individual                                 ---------------------------
and Principal Position                              Year     Salary      Bonus
----------------------                              ----     ------      -----
Marc Zucker
  Chairman, Chief Executive Officer...............  1996    $125,000    $42,500
Allan Socher
  President and Director of Marketing.............  1996    $125,000    $43,159
Theodore Shapiro
  Executive Vice President and Director
    of Manufacturing..............................  1996    $125,000    $42,800


EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements effective June 30, 1995, as amended on August 1, 1996, with each of Marc Zucker, Allan Socher and Theodore Shapiro (the "Principals"). Pursuant to each employment agreement, Messrs. Zucker, Socher and Shapiro will act as Chairman and Chief Executive Officer, President and Director of Marketing, and Executive Vice President and Director of Manufacturing, respectively, and each will be entitled to receive, among other things, (a) a salary of $125,000 per annum, (b) such further sum by way of bonus or otherwise as determined by the Compensation Committee of the Board, or if no such committee is established by the Board, the entire Board, in each year of the employment agreement, and (c) pension contributions as set forth in any future plan adopted by the Company.

     In addition, pursuant to their employment agreements, Allan Socher is entitled to a performance bonus of .75% of revenues and Marc Zucker and Theodore Shapiro are each entitled to a performance bonus of 1.5% of gross profit.

     Each employment agreement shall continue unless terminated by the Company for cause, as described in such employment agreement, or terminated by not less than three (3) years written notice if given by the Company or not less than three (3) months written notice if given by the respective Principal.

     In the event any person shall become beneficially entitled to 50% plus one share or more of the issued and outstanding Common Stock of the Company pursuant to an offer, the terms of which are not recommended by the Board, each of the Principals shall be permitted to terminate his employment agreement within one week of the completion of the change in control or such later date as may be agreed upon by such Principal and the Company. In the event of such termination, the Principal shall be entitled to payment from the Company of an amount calculated in accordance with the provisions of his employment agreement.

     For a period of one year following the termination of each employment agreement, such Principal shall not solicit or endeavor to entice away any employee, director or agent of the Company or any entity affiliated with the Company. In addition, such Principal may not, at any time after the termination of the employment agreement, use the names or slogans "Room Plus", "Just 'Round the Corner" or "A LOT OF LIVING in a Little Space" or any similar name for the purpose of a business competing with the Company or any entity affiliated with the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases its manufacturing facility located in Paterson, New Jersey from M&S Realty Company, which is owned by Theodore Shapiro, a director and the Executive Vice President and Director of Manufacturing of the Company. The leases for the facility expire May 31, 1999 (subject to extension at the option of the Company) and provide for an annual rental of approximately $281,000.

     In fiscal year 1994, the Company advanced $158,488 on open account to the three principals of the Company, Marc Zucker, Allan Socher and Theodore Shapiro. Such advances were non-interest bearing and increased the total net amount receivable to the Company from the three principals to $373,410. At December 31, 1995, the three principals' aggregate indebtedness to the Company had been reduced to $118,945 as a result of net payments to the Company by the principals aggregating $254,465 during fiscal year 1995. At December 31, 1996, the three principals' aggregate indebtedness to the Company increased by $106,747 to $225,692. Such increase consisted of additional advances to the principals in the amount of $90,711 and accrued interest in the amount of $16,036. In January 1997, the principals repaid $39,600 to the Company, bringing an aggregate balance of $186,092. Such balance bears interest at the rate of 8% per annum and matures in January 1998.

     During 1995, the Company agreed to pay $150,000 to the owner of a commercial property in which the Company had previously leased retail showroom space in settlement of claims in respect of unpaid rent and related items. In connection with such settlements, Messrs. Zucker and Socher, who had been members of the partnership that owned such commercial property, transferred their interests in such partnership to the remaining partner in exchange for a release of certain claims against them.

     Retail Media Plus was incorporated by the three principals of the Company in June 1995. Retail Media Plus places all of the Company's advertising and passes through any cost savings to the Company. For fiscal year 1995 and 1996, the Company reimbursed Retail Media Plus $65,695 and approximately $1,069,246 respectively, for advertising costs.

     In 1995, as partial payment for consulting and advisory services to the Company, the three principals of the Company contributed an aggregate of 50,000 shares of Common Stock to Edmund J. McCormick, a director of the Company, which shares were valued at $1.00 per share for purposes of the Company's financial statements. In addition, the Company paid Mr. McCormick $15,400 for such services. In June 1995 the Company issued options (the "McCormick" Options") to McCormick & Company in connection with an agreement for payment of consultant and advisory services. Edmund J. McCormick is the sole stockholder of McCormick & Company. The McCormick Options consist of the right to purchase up to 25,000 shares of Common Stock at any time at a purchase price of $3.00 per share.

     In June 1996, Edmund J. McCormick lent the Company $25,000 in connection with the Company's $150,000 bridge loan. Such loan bore interest at the rate of 13% per annum and was paid in full in the first quarter of 1997. Mr. McCormick also received 3,334 shares of Common Stock in connection with his participation in the bridge financing. Mr. McCormick is also a party to a consulting agreement with the Company pursuant to which he makes recommendations aimed at reducing the Company's operating costs. Pursuant to such consulting agreement, Mr. McCormick was entitled to receive 10% of any cost savings realized by the Company in its manufacturing process during the period of September 1, 1995 to November 1, 1996. The amount of such cost savings totaled $909,370, and, accordingly, Mr. McCormick was paid $90,937 as required by the consulting agreement.

     In June 1995, Mark Rubin, a stockholder of the Company, became a consultant to the Company. As compensation for these services under his consulting agreement, as amended, Mr. Rubin receives $3,000 per month, of which $1,000 per month has not yet been paid, and in June 1995, he received the Rubin Warrant to purchase 56,250 shares of Common Stock at $2.00 per share. In connection with an extension of the consulting agreement until June 1997, subject to the Company's right to terminate such agreement after December 1996. Mr. Rubin received 50,000 shares of Common Stock, which shares were valued at $.80 per share (the price of the stock sold in the 1996 Private Placement) for financial accounting purposes.

     Kirlin acted as a placement agent in the 1995 Private Placement and received a placement agent commission of $100,000 plus the Kirlin Warrant which Kirlin sold to Swan Alley (Nominees) Limited and Small Cap. Consulting International, Inc.

     In July 1996, Frank Terzo became a consultant to the Company. Under his consulting agreement, which is for a term of three years, Mr. Terzo received a cash payment of $25,000 and 250,000 shares of Common Stock, which shares were valued at $.80 per share (the price of the stock sold in the 1996 Private Placement) for financial accounting purposes. Mr. Terzo became a director of the Company in December 1996.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Securities Exchange Act of 1934 requires that the Company's executive officers, Directors, and any persons owning more than 10% of a class of the Company's stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Copies of these reports must also be furnished to the Company.

     Based solely on a review of copies of all reports filed with the SEC and representations of certain officers, Directors and shareholders holding more than 10% of the Company's Common Stock, the Company believes that Frank Terzo and Alan Granetz, Directors of the Company, each filed one late Form 3 for the fiscal year ended December 31, 1996.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has engaged Ehrenkrantz Sterling & Co., L.L.C., a certified public accountant having its offices in Roseland, New Jersey as the Company's independent public accountants, for the Company's fiscal year ended December 31, 1997. Ehrenkrantz and Company, who merged with Ehrenkrantz Sterling & Co., L.L.C. as of January 1, 1997, audited the Company's financial statements for the fiscal years ended December 31, 1995 through December 31, 1996. It is anticipated that representatives of such firm will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.



THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF EHRENKRANTZ STERLING & CO., L.L.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997.

SHAREHOLDERS PROPOSALS FOR THE 1998 ANNUAL MEETING

     Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 1998 Annual Meeting of Shareholders must submit such proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC for receipt by the Company no later than February 2, 1998.


                         ANNUAL REPORT AND FORM 10-KSB

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: ROOM PLUS, INC., 91 MICHIGAN AVENUE, PATERSON, NEW JERSEY 07503, ATTN: CORPORATE SECRETARY.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.

                              By order of the Board of Directors


                              Theodore Shapiro
                              Corporate Secretary



Paterson, New Jersey
June 2, 1997

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                                                                      APPENDIX A


                               ADMISSION TICKET

                              Annual Meeting of
                               ROOM PLUS, INC.

                            Thursday, July 3, 1997


                                  10:00 A.M.



               Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------
A [X]  Please mark your          |--                        |
       votes as in this          |                          |
       example.                                             |_____

                        FOR ALL   WITHHOLD
                       NOMINEES
1.   Election of
     Directors.          [ ]       [ ]

FOR, except vote withheld from the following nominees:


----------------------------------------------


The Board of Directors recommends a vote FOR the nominees and FOR the approval of the Independent auditors.

Nominees: Marc Zucker
          Allan Socher
          Theodore Shapiro
          Edmund J. McCormick, Jr.
          Alan Hirschfeld
          Alan Granetz
          Frank Terzo
                                                         FOR   AGAINST  ABSTAIN
2.   Approval of Ehrenkrantz Sterling & Co., L.L.C.
     as independent auditors for fiscal 1997.            [ ]     [ ]       [ ]


                                                         Change of Address [ ]

                                              I plan to attend the meeting [ ]

                                       I do not plan to attend the meeting [ ]

SIGNATURE(S) _____________________   _________________________  DATE__________

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                               ROOM PLUS, INC.


   The undersigned hereby appoints MARC ZUCKER and ALLAN SOCHER, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 1997 annual meeting of shareholders and to vote all shares of common stock of Room Plus, Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at 91 Michigan Avenue, Paterson, New Jersey 07503 on Thursday, July 3, 1997 at 10:00 a.m., and at all postponements or adjournments thereof upon the following matters:

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 LISTED ON THE REVERSE SIDE. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                (Continued, and to be signed on reverse side)